Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Series V Preferred Stock

of

BTCS INC.

Pursuant to the Offer to Purchase dated October 26, 2026

at a Purchase Price of Not Less Than $0.04 nor More Than $1.00 per Share

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 15, 2026, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Depositary for the Offer is:

Equity Stock Transfer, LLC

By Mail: Equity Stock Transfer, LLC Attn: Reorganization Department 237 West 37th Street, Suite 602 New York, NY 10018

By Hand, Overnight Courier or Express Mail:

Equity Stock Transfer, LLC

Attn: Reorganization Department

237 West 37th Street, Suite 602

New York, NY 10018

By Email (Notices of Guaranteed Delivery only): tenderoffers@equitystock.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO BTCS INC., THE INFORMATION AGENT OR THE DEPOSITORY TRUST COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THE INSTRUCTIONS FORM PART OF THE TERMS AND CONDITIONS OF THE OFFER.

This Letter of Transmittal is to be used by holders of shares of Series V Preferred Stock, par value $0.001 per share (the “Shares”), of BTCS Inc., a Nevada corporation (the “Company”), whose Shares are registered in their own names on the books of the Company’s transfer agent, Equity Stock Transfer, LLC, including Shares held in direct registration (“DRS”) form. Capitalized terms used but not defined in this Letter of Transmittal have the meanings given to them in the Offer to Purchase dated October 26, 2026 (as it may be amended or supplemented, the “Offer to Purchase” and, together with this Letter of Transmittal, the “Offer”).

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If your Shares are held through a broker, dealer, commercial bank, trust company or other nominee, do not use this Letter of Transmittal. Instead, contact your nominee and instruct it to tender your Shares on your behalf, and tell it the price at which you are tendering or that you are tendering “at the Purchase Price.” Your nominee will tender through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”). Nominees generally set their own deadlines, which may be one or more business days before the Expiration Date. A DTC participant tendering through ATOP need not complete this Letter of Transmittal; the Agent’s Message transmitted through ATOP binds the participant to its terms.

Holders who wish to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares may not be tendered at more than one price unless previously validly withdrawn. See Instruction 5.

Holders who cannot deliver this Letter of Transmittal and all other required documents to the Depositary before the Expiration Date must tender their Shares according to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

DESCRIPTION OF SHARES TENDERED

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (Please fill in exactly as name(s) appear(s) on the books of the transfer agent)	DRS ACCOUNT NUMBER(S)*	TOTAL NUMBER OF SHARES HELD	NUMBER OF SHARES TENDERED**

TOTAL SHARES TENDERED

* The Series V Shares were issued in book-entry form and no certificates were issued. Enter your DRS account number if known. Shares held in DRS form need not be delivered; the Depositary will transfer them on the books of the transfer agent upon acceptance.

** Unless otherwise indicated, all Shares shown as held will be deemed to have been tendered. See Instruction 4.

☐ CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (see Instruction 2):

______________________________________________________________________________

Name(s) of Registered Holder(s)

______________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery

______________________________________________________________________________

Name of Eligible Institution that Guaranteed Delivery

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PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

CHECK ONLY ONE BOX UNDER (1) OR (2) BELOW. If more than one box is checked, or if no box is checked, the Shares will be deemed tendered “at the Purchase Price” as described in (1) below. To tender Shares at more than one price, complete a separate Letter of Transmittal for each price.

(1) SHARES TENDERED AT THE PURCHASE PRICE DETERMINED IN THE OFFER

☐ By checking this box INSTEAD OF one of the boxes under (2), the undersigned tenders the Shares at, and is willing to accept, the Purchase Price determined by the Company in accordance with the terms of the Offer. The undersigned wants to maximize the chance that the Company will purchase the Shares tendered, subject to proration.

THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION WILL BE TREATED AS A TENDER AT THE MINIMUM PRICE OF $0.04 PER SHARE FOR PURPOSES OF DETERMINING THE PURCHASE PRICE AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT $0.04 PER SHARE. THE SERIES V SHARES HAVE NO ESTABLISHED TRADING MARKET, AND THE PURCHASE PRICE WILL BE DETERMINED SOLELY BY THE PRICES AT WHICH HOLDERS TENDER.

— OR —

(2) SHARES TENDERED AT A PRICE DETERMINED BY THE HOLDER

By checking ONE box below, the undersigned tenders the Shares at the price checked. The undersigned understands that this election could result in NONE of the Shares being purchased if the Purchase Price determined by the Company is less than the price checked. Prices must be in increments of $0.01 between $0.04 and $1.00.

☐ $0.04	☐ $0.05	☐ $0.06	☐ $0.07	☐ $0.08	☐ $0.09	☐ $0.10	☐ $0.11	☐ $0.12	☐ $0.13
☐ $0.14	☐ $0.15	☐ $0.16	☐ $0.17	☐ $0.18	☐ $0.19	☐ $0.20	☐ $0.21	☐ $0.22	☐ $0.23
☐ $0.24	☐ $0.25	☐ $0.26	☐ $0.27	☐ $0.28	☐ $0.29	☐ $0.30	☐ $0.31	☐ $0.32	☐ $0.33
☐ $0.34	☐ $0.35	☐ $0.36	☐ $0.37	☐ $0.38	☐ $0.39	☐ $0.40	☐ $0.41	☐ $0.42	☐ $0.43
☐ $0.44	☐ $0.45	☐ $0.46	☐ $0.47	☐ $0.48	☐ $0.49	☐ $0.50	☐ $0.51	☐ $0.52	☐ $0.53
☐ $0.54	☐ $0.55	☐ $0.56	☐ $0.57	☐ $0.58	☐ $0.59	☐ $0.60	☐ $0.61	☐ $0.62	☐ $0.63
☐ $0.64	☐ $0.65	☐ $0.66	☐ $0.67	☐ $0.68	☐ $0.69	☐ $0.70	☐ $0.71	☐ $0.72	☐ $0.73
☐ $0.74	☐ $0.75	☐ $0.76	☐ $0.77	☐ $0.78	☐ $0.79	☐ $0.80	☐ $0.81	☐ $0.82	☐ $0.83
☐ $0.84	☐ $0.85	☐ $0.86	☐ $0.87	☐ $0.88	☐ $0.89	☐ $0.90	☐ $0.91	☐ $0.92	☐ $0.93
☐ $0.94	☐ $0.95	☐ $0.96	☐ $0.97	☐ $0.98	☐ $0.99	☐ $1.00

Ladies and Gentlemen:

The undersigned hereby tenders to BTCS Inc., a Nevada corporation (the “Company”), the above-described shares of its Series V Preferred Stock, par value $0.001 per share (the “Shares”), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, without interest and less any applicable withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase dated October 26, 2026, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the “Offer”).

The undersigned understands that the Company is offering to purchase Shares having an aggregate purchase price of up to $500,000 at a single price per Share, not less than $0.04 nor more than $1.00, that the Company will determine after the Expiration Date (the “Purchase Price”). The Purchase Price will be the lowest price within that range that enables the Company to purchase Shares having an aggregate purchase price of $500,000, or all Shares properly tendered and not properly withdrawn if the aggregate purchase price of those Shares is less than $500,000. The Company will pay the Purchase Price for all Shares it purchases, including Shares tendered at prices below the Purchase Price. Shares tendered at prices above the Purchase Price will not be purchased. If Shares having an aggregate purchase price of more than $500,000 are properly tendered at or below the Purchase Price and not properly withdrawn, the Company will purchase Shares on a pro rata basis in accordance with Rule 13e-4(f)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as described in Section 1 of the Offer to Purchase. The undersigned understands that the Company may, in accordance with the Offer to Purchase and applicable law, extend, amend or terminate the Offer, and that Shares tendered will remain subject to the Offer, and may be withdrawn as described in Section 4 of the Offer to Purchase, until the Expiration Date.

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Subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all of the Shares tendered hereby that are purchased pursuant to the Offer, and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) transfer ownership of such Shares on the books of the Company’s transfer agent, or on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company; (b) present such Shares for cancellation and transfer on the Company’s books; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the Company accepts the Shares for payment, the Company will acquire good, marketable and unencumbered title to the Shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (b) the undersigned has a “net long position,” within the meaning of Rule 14e-4 under the Exchange Act, in the Shares or equivalent securities at least equal to the Shares tendered hereby, and the tender of such Shares complies with Rule 14e-4; and (c) the undersigned has read and agrees to all of the terms of the Offer. The undersigned will, upon request, execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer, and that the Company’s acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer. The undersigned acknowledges that all questions as to the number of Shares to be accepted, the price to be paid for Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, and that such determination will be final and binding on all parties, subject to a holder’s right to challenge the determination in a court of competent jurisdiction.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in Section 4 of the Offer to Purchase, this tender is irrevocable.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the Purchase Price of any Shares purchased and return any Shares not purchased to the account of the registered holder on the books of the transfer agent in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Purchase Price of any Shares purchased to the address(es) of the registered holder(s) appearing above. If both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check in the name of, and mail it to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) if the Company does not purchase any of the Shares tendered hereby. Shares not purchased, including Shares tendered at prices above the Purchase Price and Shares not purchased because of proration, will be credited back to the tendering holder’s account on the books of the transfer agent promptly after the Expiration Date, without expense to the holder.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 6 and 8)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6 and 8)

To be completed ONLY if the check for the Purchase Price of Shares purchased is to be issued in the name of someone other than the undersigned.	To be completed ONLY if the check for the Purchase Price of Shares purchased is to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Issue check to:	Mail check to:

Name	Name
(Please Print)	(Please Print)

Address	Address

(Include Zip Code)	(Include Zip Code)

(Taxpayer Identification or Social Security Number) (Also complete IRS Form W-9 or applicable IRS Form W-8; signature guarantee required. See Instructions 1 and 11.)

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IMPORTANT: HOLDERS SIGN HERE

(Please also complete the enclosed IRS Form W-9, or the applicable IRS Form W-8 if you are not a U.S. person. See Instruction 11.)

By signing below, the undersigned expressly agrees to the terms and conditions set forth in this Letter of Transmittal and the Offer to Purchase.

______________________________________________________________________________

______________________________________________________________________________

Signature(s) of Holder(s)

Dated: ______________________________, 20__

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the books of the transfer agent or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

______________________________________________________________________________

Name(s) (Please Print)

______________________________________________________________________________

Capacity (Full Title)

______________________________________________________________________________

Address (Include Zip Code)

______________________________________________________________________________

Daytime Telephone Number and Email Address

______________________________________________________________________________

Taxpayer Identification or Social Security Number (see IRS Form W-9)

GUARANTEE OF SIGNATURE(S) (See Instructions 1 and 6)

APPLY MEDALLION GUARANTEE STAMP BELOW

______________________________________________________________________________

Authorized Signature

______________________________________________________________________________

Name and Title (Please Print)

______________________________________________________________________________

Name of Firm

______________________________________________________________________________

Address (Include Zip Code)

______________________________________________________________________________

Daytime Telephone Number

Dated: ______________________________, 20__

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INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered (which term, for purposes of this Instruction, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) and payment is to be made directly to such holder(s), and neither the “Special Payment Instructions” nor the “Special Delivery Instructions” box has been completed, or (b) the Shares are tendered for the account of a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States, or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

2. Requirements of Tender; Delivery; Guaranteed Delivery. This Letter of Transmittal is to be used only by registered holders of Shares (including holders in DRS form). Holders who hold Shares through a nominee must instruct the nominee to tender on their behalf through DTC’s ATOP system; delivery of an Agent’s Message through ATOP satisfies the requirement for a Letter of Transmittal for Shares so tendered. For Shares to be validly tendered by a registered holder, a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front of this Letter of Transmittal before the Expiration Date. Holders who cannot deliver all required documents to the Depositary before the Expiration Date may tender their Shares by satisfying all of the following: (a) the tender is made by or through an Eligible Institution; (b) the Depositary receives, before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (by mail, overnight courier, email to tenderoffers@equitystock.com or, for DTC participants, through ATOP); and (c) the Depositary receives, within three Nasdaq trading days after the date of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a book-entry confirmation with an Agent’s Message) and all other required documents. The method of delivery of all documents is at the election and sole risk of the tendering holder. Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended, and sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering holder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the information required under “Description of Shares Tendered” should be listed on a separate signed schedule attached to this Letter of Transmittal.

4. Partial Tenders. If fewer than all of the Shares held by the holder are to be tendered, fill in the number of Shares that are to be tendered in the column entitled “Number of Shares Tendered.” Unless otherwise indicated, all Shares shown as held will be deemed to have been tendered. Shares not purchased, including because of proration or because they were tendered at a price above the Purchase Price, will be returned to the account of the registered holder on the books of the transfer agent promptly after the Expiration Date, without expense to the holder.

5. Indication of Price at Which Shares Are Being Tendered. For Shares to be validly tendered, the holder must either (a) check the box in the section captioned “Shares Tendered at the Purchase Price Determined in the Offer,” or (b) check ONE box in the section captioned “Shares Tendered at a Price Determined by the Holder,” indicating the price (in increments of $0.01, not less than $0.04 nor more than $1.00) at which the Shares are tendered. If more than one box is checked, or if no box is checked, the Shares will be deemed tendered at the Purchase Price. A holder who tenders at the Purchase Price will be treated as having tendered at $0.04 per Share for purposes of determining the Purchase Price, and the holder’s Shares could be purchased at $0.04 per Share. A holder who wishes to tender portions of the holder’s Shares at different prices must complete a separate Letter of Transmittal for each price. The same Shares may not be tendered at more than one price unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase. A holder who wishes to change the price at which Shares have been tendered must validly withdraw the Shares and re-tender them at the new price. Tendering at the minimum price or at the Purchase Price increases the likelihood that the holder’s Shares will be purchased but may lower the Purchase Price paid to all holders.

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6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered, the signature(s) must correspond exactly with the name(s) as written on the books of the transfer agent without any change whatsoever. If any Share tendered is registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal. If any Shares tendered are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations. If this Letter of Transmittal is signed by a person other than the registered holder(s), the Shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the books of the transfer agent, with the signature(s) guaranteed by an Eligible Institution. If this Letter of Transmittal or any stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to the Company of his or her authority to act.

7. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the sale and transfer of Shares to it pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), the other person or otherwise) payable on account of the transfer will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or an exemption from them, is submitted.

8. Special Payment and Delivery Instructions. If the check for the Purchase Price of any Shares purchased is to be issued in the name of, or mailed to, a person other than the person(s) signing this Letter of Transmittal, or to the person(s) signing at an address other than that shown under “Description of Shares Tendered,” the appropriate boxes on this Letter of Transmittal must be completed and the signature(s) must be guaranteed as described in Instruction 1.

9. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid for the Shares to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, and its determination will be final and binding on all parties, subject to a holder’s right to challenge the determination in a court of competent jurisdiction. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular Shares or any particular holder, whether or not it waives similar defects or irregularities in the case of other holders. No tender of Shares will be deemed to have been validly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

10. Withdrawal Rights. Tendered Shares may be withdrawn at any time before the Expiration Date and, unless previously accepted for payment by the Company, at any time after December 22, 2026, the 40th business day following the commencement of the Offer, in each case by delivering a written notice of withdrawal to the Depositary in accordance with Section 4 of the Offer to Purchase. Withdrawn Shares may be re-tendered before the Expiration Date by following the procedures described in Instruction 2.

11. Backup Withholding; IRS Form W-9 or W-8. Under U.S. federal income tax law, the Depositary may be required to withhold a portion (currently 24%) of the amount of any payment made to a holder pursuant to the Offer unless the holder provides a correct taxpayer identification number (“TIN”) and certifies, under penalties of perjury, that the holder is not subject to backup withholding, or otherwise establishes an exemption. To avoid backup withholding, each tendering U.S. holder (including a U.S. resident alien) must complete, sign and return to the Depositary the IRS Form W-9 included with this Letter of Transmittal, or otherwise establish an exemption. A tendering holder that is not a U.S. person must submit a properly completed IRS Form W-8BEN, W-8BEN-E or other applicable IRS Form W-8, available from the Depositary or at www.irs.gov, signed under penalties of perjury, to avoid backup withholding. Backup withholding is not an additional tax; any amount withheld may be credited against the holder’s U.S. federal income tax liability, and a refund may be obtained from the IRS if the withholding results in an overpayment of tax, provided that the required information is timely furnished to the IRS. Holders are urged to consult their own tax advisors. See Section 12 of the Offer to Purchase.

12. No Certificates. The Series V Shares were issued in book-entry form and no certificates were issued.

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13. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the IRS Form W-9 may be obtained from the Information Agent and are available without charge at www.sec.gov and at www.btcs.com/seriesv-tender.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, OR, FOR SHARES TENDERED THROUGH DTC, A BOOK-ENTRY CONFIRMATION TOGETHER WITH AN AGENT’S MESSAGE, MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE, OR THE TENDERING HOLDER MUST COMPLY WITH THE GUARANTEED DELIVERY PROCEDURE DESCRIBED IN INSTRUCTION 2.

The Information Agent for the Offer is:
InvestorCom LLC 1055 Washington Blvd., Suite 520 Stamford, CT 06901 Holders may call toll-free: (877) 972-0090 Banks and brokers may call collect: (203) 972-9300 Email: proxy@investor-com.com

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Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

# Request for Taxpayer Identification Number and Certification

**Go to *www.irs.gov/FormW9* for instructions and the latest information.**

**Give form to the requester. Do not send to the IRS.**

**Before you begin.** For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . . ______

**Note:** Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ______

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ______

*(Applies to accounts maintained outside the United States.)*

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

## Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

**Note:** If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

**Social security number**

☐☐☐ – ☐☐ – ☐☐☐☐

**or**

**Employer identification number**

☐☐ – ☐☐☐☐☐☐☐

## Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

**Certification instructions.** You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

**Sign Here** **Signature of U.S. person** **Date**

# General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

**Future developments**. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

## What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

## Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page **2**

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

**Caution:** If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

**By signing the filled-out form**, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

**Note:** If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

**Definition of a U.S. person.** For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

**Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding.** Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

**Foreign person.** If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

**Nonresident alien who becomes a resident alien.** Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

***Example.*** Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

## Backup Withholding

**What is backup withholding?** Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

**Payments you receive will be subject to backup withholding if:**

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

## What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

## Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

## Penalties

**Failure to furnish TIN.** If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

**Civil penalty for false information with respect to withholding.** If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

**Criminal penalty for falsifying information.** Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

**Misuse of TINs.** If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

# Specific Instructions

### Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

**Note for ITIN applicant:** Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

### Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

### Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

| IF the entity/individual on line 1 is a(n) . . . | THEN check the box for . . . |
|---|---|
| • Corporation | Corporation. |
| • Individual or<br>• Sole proprietorship | Individual/sole proprietor. |
| • LLC classified as a partnership for U.S. federal tax purposes or<br>• LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation | Limited liability company and enter the appropriate tax classification:<br>P = Partnership,<br>C = C corporation, or<br>S = S corporation. |
| • Partnership | Partnership. |
| • Trust/estate | Trust/estate. |

### Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

**Note:** A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

### Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

**Exempt payee code.**

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

| IF the payment is for . . . | THEN the payment is exempt for . . . |
|---|---|
| • Interest and dividend payments | All exempt payees except for 7. |
| • Broker transactions | Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. |
| • Barter exchange transactions and patronage dividends | Exempt payees 1 through 4. |
| • Payments over $600 required to be reported and direct sales over $5,000[1] | Generally, exempt payees 1 through 5.[2] |
| • Payments made in settlement of payment card or third-party network transactions | Exempt payees 1 through 4. |

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

**Exemption from FATCA reporting code.** The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

**Note:** You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

### Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

### Line 6

Enter your city, state, and ZIP code.

## Part I. Taxpayer Identification Number (TIN)

**Enter your TIN in the appropriate box.** If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

**Note:** See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

**How to get a TIN.** If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

**Note:** Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

**Caution:** A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5

## Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

**Signature requirements.** Complete the certification as indicated in items 1 through 5 below.

**1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.** You must give your correct TIN, but you do not have to sign the certification.

**2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.** You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

**3. Real estate transactions.** You must sign the certification. You may cross out item 2 of the certification.

**4. Other payments.** You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

**5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.** You must give your correct TIN, but you do not have to sign the certification.

## What Name and Number To Give the Requester

| For this type of account: | Give name and SSN of: |
|---|---|
| 1. Individual | The individual |
| 2. Two or more individuals (joint account) other than an account maintained by an FFI | The actual owner of the account or, if combined funds, the first individual on the account[1] |
| 3. Two or more U.S. persons (joint account maintained by an FFI) | Each holder of the account |
| 4. Custodial account of a minor (Uniform Gift to Minors Act) | The minor[2] |
| 5. a. The usual revocable savings trust (grantor is also trustee) | The grantor-trustee[1] |
| b. So-called trust account that is not a legal or valid trust under state law | The actual owner[1] |
| 6. Sole proprietorship or disregarded entity owned by an individual | The owner[3] |
| 7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))** | The grantor* |

| For this type of account: | Give name and EIN of: |
|---|---|
| 8. Disregarded entity not owned by an individual | The owner |
| 9. A valid trust, estate, or pension trust | Legal entity[4] |
| 10. Corporation or LLC electing corporate status on Form 8832 or Form 2553 | The corporation |
| 11. Association, club, religious, charitable, educational, or other tax-exempt organization | The organization |
| 12. Partnership or multi-member LLC | The partnership |
| 13. A broker or registered nominee | The broker or nominee |
| 14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments | The public entity |
| 15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))** | The trust |

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* **Note:** The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

**Note:** If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

## Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024) Page 6

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

**Protect yourself from suspicious emails or phishing schemes.** Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Go to *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

## Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.